Exhibit 99.1

SYNCHRONY FINANCIAL
MONTHLY CHARGE-OFF AND DELINQUENCY STATISTICS
AS OF AND FOR EACH OF THE THIRTEEN MONTHS ENDED
(unaudited, $ in billions)

	Sep 30, 2017	Aug 31, 2017	Jul 31, 2017	Jun 30, 2017	May 31, 2017	Apr 30, 2017	Mar 31, 2017	Feb 28, 2017	Jan 31, 2017	Dec 31, 2016	Nov 30, 2016	Oct 31, 2016	Sep 30, 2016

Period-end loan receivables	$76.9	$76.8	$76.2	$75.5	$75.0	$73.8	$73.4	$73.7	$74.9	$76.3	$73.6	$71.4	$70.6
Average loan receivables, including held for sale	$76.8	$76.1	$75.6	$75.1	$73.8	$73.4	$73.0	$74.2	$75.2	$74.9	$71.7	$70.8	$70.3
30+ days past due as a % of period-end loan receivables	4.8%	4.5%	4.4%	4.3%	4.1%	4.1%	4.3%	4.5%	4.4%	4.3%	4.4%	4.4%	4.3%

Net charge-offs (annualized) as a % of average loan receivables, including held for sale	4.8%	5.0%	5.0%	5.0%	5.5%	5.7%	4.9%	5.6%	5.6%	4.2%	5.1%	4.7%	4.4%
Recovery adjustment(1)	—%	—%	0.1%	0.1%	0.1%	(0.1)%	0.3%	—%	(0.4)%	0.3%	(0.2)%	(0.1)%	—%
Adjusted net charge-offs as a % of average loan receivables, including held for sale(2)	4.8%	5.0%	5.1%	5.1%	5.6%	5.6%	5.2%	5.6%	5.2%	4.5%	4.9%	4.6%	4.4%

(1) Represents adjustment to allocate recoveries, including debt sales, evenly across the three calendar months of each respective quarterly reporting period. The adjustments for periods other than for the last month of each calendar quarter incorporate estimated recoveries for the applicable full quarterly reporting period. Such estimates are subject to change within each applicable quarter and may differ from actual quarterly results.

(2) Adjusted net charge-offs represent a non-GAAP financial measure. Adjusted net charge-offs as a % of average loan receivables, including held for sale, represent the company's net charge-off rate for each month including the 'recovery adjustment' defined above. We believe the presentation of this measure is useful to investors as it represents a monthly measure which is more indicative of both our quarterly and annual net charge-off rates.

SYNCHRONY FINANCIAL
2016 MONTHLY CHARGE-OFF AND DELINQUENCY STATISTICS
AS OF AND FOR EACH OF THE TWELVE MONTHS ENDED
(unaudited, $ in billions)

	Dec 31, 2016	Nov 30, 2016	Oct 31, 2016	Sep 30, 2016	Aug 31, 2016	Jul 31, 2016	Jun 30, 2016	May 31, 2016	Apr 30, 2016	Mar 31, 2016	Feb 29, 2016	Jan 31, 2016

Period-end loan receivables	$76.3	$73.6	$71.4	$70.6	$70.1	$69.1	$68.3	$67.4	$66.2	$65.8	$65.7	$67.0
Average loan receivables, including held for sale	$74.9	$71.7	$70.8	$70.3	$69.2	$68.5	$67.6	$66.3	$65.7	$65.3	$66.1	$67.2
30+ days past due as a % of period-end loan receivables	4.3%	4.4%	4.4%	4.3%	4.0%	3.9%	3.8%	3.7%	3.7%	3.9%	4.2%	4.2%

Net charge-offs (annualized) as a % of average loan receivables, including held for sale	4.2%	5.1%	4.7%	4.4%	4.5%	4.3%	4.6%	4.5%	4.4%	4.9%	5.0%	4.4%
Recovery adjustment(1)	0.3%	(0.2)%	(0.1)%	—%	(0.1)%	0.1%	(0.3)%	0.2%	0.1%	—%	(0.1)%	—%
Adjusted net charge-offs as a % of average loan receivables, including held for sale(2)	4.5%	4.9%	4.6%	4.4%	4.4%	4.4%	4.3%	4.7%	4.5%	4.9%	4.9%	4.4%

(1) Represents adjustment to allocate recoveries, including debt sales, evenly across the three calendar months of each respective quarterly reporting period.
(2) Adjusted net charge-offs represent a non-GAAP financial measure. Adjusted net charge-offs as a % of average loan receivables, including held for sale, represent the company's net charge-off rate for each month including the 'recovery adjustment' defined above. We believe the presentation of this measure is useful to investors as it represents a monthly measure which is more indicative of both our quarterly and annual net charge-off rates.

SYNCHRONY FINANCIAL
2015 MONTHLY CHARGE-OFF AND DELINQUENCY STATISTICS
AS OF AND FOR EACH OF THE TWELVE MONTHS ENDED
(unaudited, $ in billions)

	Dec 31, 2015	Nov 30, 2015	Oct 31, 2015	Sep 30, 2015	Aug 31, 2015	Jul 31, 2015	Jun 30, 2015	May 31, 2015	Apr 30, 2015	Mar 31, 2015	Feb 28, 2015	Jan 31, 2015

Period-end loan receivables	$68.3	$65.8	$64.0	$63.5	$63.0	$62.1	$61.4	$60.9	$58.7	$58.2	$58.3	$59.9
Average loan receivables, including held for sale	$67.1	$64.3	$63.6	$63.0	$62.3	$61.6	$61.2	$59.9	$58.7	$58.1	$59.4	$60.7
30+ days past due as a % of period-end loan receivables	4.1%	4.2%	4.1%	4.0%	3.8%	3.6%	3.5%	3.5%	3.5%	3.8%	4.1%	4.2%

Net charge-offs (annualized) as a % of average loan receivables, including held for sale	4.5%	4.9%	3.4%	4.7%	3.8%	3.6%	4.4%	4.5%	5.0%	4.6%	4.8%	4.4%
Recovery adjustment(1)	(0.1)%	(0.3)%	0.4%	(0.5)%	0.1%	0.4%	—%	0.1%	(0.1)%	0.3%	—%	(0.4)%
Adjusted net charge-offs as a % of average loan receivables, including held for sale(2)	4.4%	4.6%	3.8%	4.2%	3.9%	4.0%	4.4%	4.6%	4.9%	4.9%	4.8%	4.0%

(1) Represents adjustment to allocate recoveries, including debt sales, evenly across the three calendar months of each respective quarterly reporting period.
(2) Adjusted net charge-offs represent a non-GAAP financial measure. Adjusted net charge-offs as a % of average loan receivables, including held for sale, represent the company's net charge-off rate for each month including the 'recovery adjustment' defined above. We believe the presentation of this measure is useful to investors as it represents a monthly measure which is more indicative of both our quarterly and annual net charge-off rates.

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